INSIGNIA FINANCIAL GROUP, INC.
                                              (A Delaware corporation)
                                       Subsidiary List As Of December 31, 1997

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DIRECT SUBSIDIARIES

                                                                                                  State of Incorporation
Entity ......................................................................................     or Formation
American Housing, L.L.C .....................................................................     Delaware Limited Liability Company
AmReal Corporation ..........................................................................     South Carolina
AmReal Realty, Inc. .........................................................................     South Carolina
Barnes Morris & Foster, Inc. ................................................................     District of Columbia
         (doing business in the states of Maryland,
         Pennsylvania, Virginia & Washington, DC
         as Insignia/Barnes, Morris)
Barnes Morris Pardoe ........................................................................     Delaware Limited Liability Company
         & Foster Management Services, L.L.C ................................................
Beattie Place, L.L.C ........................................................................     Delaware Limited Liability Company
Compagnie di Amministazgione ................................................................     Italy
         e Gastioni Immobiliare S.p.A .......................................................
         (Note:  60% interest)
Compleat Resource Group, Inc. ...............................................................     Delaware
Construction Interiors, Inc. ................................................................     Delaware
         (doing business in Illinois as Interior Construction Corp.)
Corporate Relocation Management, Inc. .......................................................     Ohio
DBL Properties Corporation ..................................................................     New York
Deforest Ventures II Corporation ............................................................     Delaware
Direct Access Association, Inc. .............................................................     Missouri
E.S.G. Operating Co., Inc. ..................................................................     New York
Edward S. Gordon Co., Inc. of Long Island, L.L.C ............................................     New York Limited Liability Company
FC&S Management Company .....................................................................     Illinois
FMG Acquisition I, L.L.C ....................................................................     Delaware Limited Liability Company
First Atlantic Management Corporation .......................................................     Delaware
First Ohio Escrow Corporation, Inc. .........................................................     Ohio
First Ohio Mortgage Corporation, Inc. .......................................................     Ohio
Forum Properties, Inc. ......................................................................     Oregon
Fox Assignor, Inc. ..........................................................................     California
GP Services, Inc. ...........................................................................     Delaware
GP Services II, Inc. ........................................................................     South Carolina
GP Services VII, Inc. .......................................................................     South Carolina
GP Services X, Inc. .........................................................................     South Carolina
ICIG Directives, L.L.C ......................................................................     Delaware
IFC Acquisition Corp. I .....................................................................     Delaware
IFC Acquisition Corp. II ....................................................................     Delaware
IFGP Corporation ............................................................................     Delaware
IFSE Holding Co. ............................................................................     Delaware
IHMG of Alabama, Inc. .......................................................................     Alabama
IMH, Inc. ...................................................................................     Delaware
IPCG, Inc. ..................................................................................     Delaware
         (formerly Insignia-Paragon Commercial Group, Inc.)
IPGP, Inc. ..................................................................................     Delaware
IPLP Acquisition I L.L.C ....................................................................     Delaware
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DIRECT SUBSIDIARIES - (continued)

                                                                                                  State of Incorporation
Entity ......................................................................................     or Formation
---------------------------------------------------------------------------------------------     ----------------------------------
IPT I L.L.C .................................................................................     Delaware
ISPMC, Inc. .................................................................................     Delaware
Insignia Allegiance Management, Inc. ........................................................     Delaware
Insignia/Arrow, Inc. ........................................................................     Delaware
Insignia Capital Advisors, Inc. .............................................................     South Carolina
         (formerly  Insignia Mortgage & Investment Company, Inc.)
Insignia Capital Corporation ................................................................     Delaware
Insignia/ESG, Inc. ..........................................................................     Delaware
         (formerly Insignia Commercial Group, Inc., name change 1/22/98)
Insignia/ESG of Alabama, Inc. ...............................................................     Delaware
         (formerly Insignia Commercial Group of Alabama, Inc., name change 2/2/98)
Insignia/ESG, of California, Inc. ...........................................................     Delaware
         (formerly Insignia Commercial Group of California, Inc. name change 2/2/98)
Insignia/ESG of Colorado, Inc. ..............................................................     Delaware
         (formerly Insignia Commercial Group of Colorado, Inc. name change pending)
Insignia/ESG of Texas, Inc. .................................................................     Delaware
         (formerly Insignia Commercial Group of Texas, Inc. name change 2/2/98)
Insignia Commercial Group West, Inc. ........................................................     Delaware
Insignia Commercial Investments Group, Inc. .................................................     Delaware
Insignia Commercial Management, Inc. ........................................................     Delaware
Insignia Construction Management Services - .................................................     Delaware
         New York, Inc. .....................................................................
Insignia EC Corporation .....................................................................     Delaware
Insignia/Edward S. Gordon Co., Inc. .........................................................     Delaware
         (merged into Insignia/ESG, Inc. in 1998)
Insignia Financing I ........................................................................     Delaware Trust
Insignia Hospitality Management Group, Inc. .................................................     Delaware
Insignia Properties, L. P ...................................................................     Delaware Limited Partnership
Insignia Properties Trust ...................................................................     Maryland Business Trust
Insignia RO, Inc. ...........................................................................     Delaware
Insignia Related, Inc. ......................................................................     Delaware
Insignia Related, L. P ......................................................................     Delaware Limited Partnership
Insignia Residential Corporation ............................................................     Delaware
         (formerly Insignia Management Corporation)
Insignia Residential Group of Colorado, Inc. ................................................     Colorado
          (formerly  Insignia Management and Commercial Groups of Colorado, Inc.)
Insignia Residential Group, Inc. ............................................................     Delaware
         (formerly Insignia Management Services - New York, Inc.)
Insignia Residential Group, L.P. ............................................................     Delaware Limited Partnership
         (formerly Insignia Management Group, L. P.)
Insignia Residential Group of Alabama, Inc. .................................................     Delaware
         (formerly Insignia Management Group of Alabama, Inc.)
Insignia Residential Group of  California, Inc. .............................................     Delaware
         (formerly Insignia Management Group of California, Inc.)
Insignia Residential Group of  Texas, Inc. ..................................................     Delaware
         (formerly Insignia Management Group of Texas, Inc.)
Insignia Residential Management, Inc. .......................................................     Delaware
Insignia Retail Group,  Inc. ................................................................     Delaware
Insignia Rooney Management, Inc. ............................................................     Delaware
Insignia Transport, Inc. ....................................................................     Delaware
Insignia (UK) Holdings Limited ..............................................................     United Kingdom
Kreisel Company, Inc. .......................................................................     New York
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DIRECT SUBSIDIARIES - (continued)
                                                                                                  State of Incorporation
Entity ......................................................................................     or Formation
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Lifton/MAQ S.E. Investments II, Inc. ........................................................     Georgia
Maine Maintenance Corporation ...............................................................     Delaware
Market Ventures, L.L.C ......................................................................     Delaware Limited Liability Company
MAP VII Acquisition  Corporation ............................................................     Delaware
MAQ/Lifton Acquisition Corp. ................................................................     Florida
Metropolitan Acquisition VII, L.L.C .........................................................     Delaware Limited Liability Company
Metropolitan Opportunity Partners, Inc. .....................................................     Delaware
Metropolitan Opportunity Partners I, L.L.C ..................................................     Delaware Limited Liability Company
NPI-AP Management, L. P .....................................................................     Delaware Limited Partnership
NPI-CL Management, L. P .....................................................................     Delaware Limited Partnership
NPI Capital Corporation .....................................................................     Florida
NPI Property Management Corporation .........................................................     Florida
NPI Realty Advisors, Inc. ...................................................................     Florida
NPI Realty Management Corp. .................................................................     Florida
National Property Investors, Inc. ...........................................................     Delaware
O'Donnell Property Services, Inc. ...........................................................     California
Property Consulting Services, Inc. ..........................................................     Delaware
RJN Corporation .............................................................................     Delaware
Realty One, Inc. ............................................................................     Ohio
Related Management Company of Florida .......................................................     Florida General Partnership
Residents Direct Access Association, Inc. ...................................................     Missouri
Rostenberg-Doern Management Corp. ...........................................................     New York
SF General, Inc. ............................................................................     Delaware
S.I.A., Inc. ................................................................................     South Carolina
SP IV Acquisition, L.L.C ....................................................................     Delaware Limited Liability Company
Security Management Inc. ....................................................................     Washington
Soren Management Inc. .......................................................................     New York
Southwest Associates ........................................................................     Texas Limited Partnership
USS Depositary, Inc. ........................................................................     South Carolina
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